Tax Free
                               Short/Intermediate
                                Fixed Income Fund
                                  ANNUAL REPORT
                                  June 30, 1998

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 1998

Principal                                                               Maturity     Interest
  Amount                                                                  Date         Rate          Value
---------                                                               --------      -------    ------------
             MUNICIPAL BONDS (99.0%)
             ESCROWED TO MATURITY (a) (4.1%)
$  500,000   Chicago, Illinois.........................................   1/1/03       6.500%     $   547,810
   150,000   Chicago, Illinois, Wastewater Transmission Revenue........ 11/15/98       6.700          151,733
   165,000   Fairfield, Ohio, Economic Development.....................  12/1/98      10.500          169,707
   200,000   Metropolitan Government, Nashville, Tennessee.............   7/1/98       6.800          200,016
 2,150,000   New Jersey State Transportation Authority.................  6/15/00       6.000        2,234,495
                                                                                                  -----------
               TOTAL ESCROWED TO MATURITY .............................                           $ 3,303,761
                                                                                                  -----------

             GENERAL OBLIGATIONS (11.1%)
$1,000,000   El Paso, Texas............................................  8/15/01       7.000%     $ 1,086,020
   200,000   Florida State.............................................   7/1/99       6.875          206,394
 1,000,000   Hawaii State..............................................  11/1/01       5.850        1,054,620
   710,000   Kentucky Infrastructure Authority.........................   8/1/99       7.625          753,132
   500,000   Maryland State............................................  7/15/99       6.400          514,280
 1,000,000   Massachusetts State.......................................  11/1/01       5.500        1,046,350
   585,000   New Jersey State..........................................  9/15/99       6.250          602,778
 1,000,000   Pittsburgh, Pennsylvania..................................   3/1/03       5.000        1,032,260
 2,000,000   San Antonio, Texas........................................   8/1/02       8.000        2,284,940
   275,000   Washington State..........................................   1/1/01       6.500         291,019
                                                                                                  -----------
               TOTAL GENERAL OBLIGATIONS   ............................                           $ 8,871,793
                                                                                                  -----------

             PRE-REFUNDED (a) (71.9%)
$1,275,000   Akron, Ohio, Bath Copley Township Hospital................ 11/15/00       7.250%     $ 1,392,797
   500,000   Anchorage, Alaska Telephone Revenue.......................  11/1/00       7.100          544,345
   900,000   Arizona State.............................................   7/1/02       7.000        1,003,104
   500,000   Arizona State Transportation..............................   7/1/01       6.350          539,890
   515,000   Augusta, Georgia Water, and Sewer Revenue.................   5/1/02       6.500          566,083
   125,000   Aurora, Illinois..........................................   1/1/99       7.000          127,136
   300,000   Austin, Texas, Utility System Revenue.....................   9/1/99       7.000          311,370
   200,000   Berkeley County, South Carolina, Water & Sewer
               Revenue.................................................   6/1/01       7.000          219,950
   550,000   Boston, Massachusetts.....................................   2/1/00       7.375          589,847
   250,000   Bucks County, Pennsylvania, Water and
               Sewer Authority.........................................  12/1/02       6.750          276,628
 1,000,000   Burke County, Georgia, Development Authority
               Pollution Control.......................................   1/1/03       7.700        1,168,470
 1,500,000   Chicago, Illinois.........................................   7/1/02       6.850        1,670,100
   305,000   Convention Center Authority, Rhode Island.................  5/15/01       6.700          332,624
 1,000,000   Cook County, Illinois..................................... 11/15/02       6.300        1,104,410
 1,500,000   Delaware County, Pennsylvania............................. 11/15/02       6.000        1,611,135
   210,000   Delaware County, Pennsylvania, Hospital Revenue...........  8/15/99       7.125          221,955
   105,000   Delaware County, Pennsylvania, Hospital Revenue...........  8/15/99       7.200          111,064
    20,000   Delaware Transportation Authority System Revenue..........   7/1/98       7.500           20,302
   465,000   Delaware Transportation Authority System Revenue..........   7/1/01       6.000          491,338
 1,500,000   Denver, Colorado, City and County......................... 11/15/02       7.500        1,723,470

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (continued)

Principal                                                               Maturity     Interest
  Amount                                                                  Date         Rate          Value
---------                                                               --------      -------    ------------

             Pre-Refunded (continued)
$  525,000   District of Columbia, General Obligation..................  12/1/98       7.750%     $   544,357
   250,000   District of Columbia, General Obligation..................   6/1/00       6.875          268,162
   200,000   Downtown Savannah Authority, Georgia Revenue..............   1/1/99       6.800          207,150
   500,000   Florida State Department of National Resource
               Preservation............................................   7/1/01       6.700          546,870
 1,050,000   Fort Worth, Texas.........................................   3/1/00       6.500        1,094,226
   400,000   Goshen, Indiana, Middle School............................ 12/30/98       7.800          416,152
   295,000   Greater Orlando, Aviation Authority, Florida Revenue......  10/1/98       8.375          304,357
   200,000   Greensburg-Salem, Pennsylvania, School District...........   1/1/99       7.100          203,516
   125,000   Gwinnett County, Georgia, Water & Sewer Revenue...........   8/1/98       6.700          127,816
 1,000,000   Harris County, Texas......................................  10/1/02       5.750        1,062,520
   900,000   Hawaii State..............................................  11/1/01       6.000          961,110
 1,745,000   Honolulu, Hawaii, City & County...........................   6/1/00       7.250        1,866,888
   970,000   Hudson County, New Jersey, Correctional Facility..........  12/1/98       7.600        1,005,327
   590,000   Illinois Health Facility Authority........................   4/1/99       7.375          617,789
   500,000   Illinois State Sales Tax Revenue..........................  6/15/99       6.800          524,595
   415,000   Illinois State Sales Tax Revenue..........................  6/15/01       6.000          437,958
   500,000   Illinois State University Revenue.........................  10/1/99       7.400          532,145
 1,007,000   Indiana Transportation Finance Authority..................  11/1/02       6.250        1,106,492
 1,000,000   Indianapolis, Indiana, Public Improvement.................   1/1/02       6.700        1,102,420
   500,000   Intermountain Power Agency, Utah..........................   7/1/99       7.200          527,120
   500,000   Kentucky State Property & Building........................   2/1/01       6.875          544,120
 1,000,000   Kentucky State Turnpike Authority.........................  5/15/00       7.250        1,074,370
   250,000   King County, Washington...................................  12/1/00       6.750          266,127
   200,000   Maine Municipal Bond Bank.................................  11/1/98       7.850          208,758
   385,000   Maine Municipal Bond Bank.................................  11/1/98       7.400          400,334
   100,000   Maine Municipal Bond Bank.................................  11/1/99       7.100          104,280
 1,000,000   Martinsville, Virginia, Industrial Development
               Authority...............................................   1/1/01       7.000        1,068,320
   500,000   Maryland State Health Facilities Authority................   7/1/01       6.750          547,570
   575,000   Maryland Water Quality Financing Authority................   9/1/00       7.250          625,140
 1,150,000   Massachusetts State Health & Education Facility...........   7/1/00       8.000        1,261,044
   500,000   Massachusetts State Industrial Finance Agency
               Revenue.................................................   9/1/99       7.250          529,950
   155,000   Massachusetts State Water Resources Authority.............   4/1/00       7.625          167,712
   100,000   Michigan State Hospital Finance Authority.................  8/15/98       8.000          102,524
   230,000   Middlesex County, New Jersey, Utilities Authority
               Sewer Revenue...........................................  3/15/01       6.500          248,860
   655,000   Montgomery County, Maryland...............................   9/1/98       8.900          660,744
 1,000,000   Myrtle Beach, South Carolina, Water & Sewer
               Revenue.................................................   3/1/00       7.000        1,069,390
   465,000   New York State Dormitory Authority Revenue................   7/1/00       7.700          507,710
   400,000   New York State Dormitory Authority Revenue................  5/15/02       6.750          445,504
   165,000   New York State Local Government Assistance Corp...........   4/1/01       7.250          181,929

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (continued)


Principal                                                               Maturity     Interest
  Amount                                                                  Date         Rate          Value
---------                                                               --------      -------    ------------
             Pre-Refunded (continued)
$  140,000   New York State Medical Care Facilities Finance
               Agency Revenue..........................................  2/15/01       7.500%     $   154,609
 2,145,000   Ohio State Building Authority, Correctional Facility,
               Series A................................................   8/1/99       7.350        2,270,225
   200,000   Philadelphia, Pennsylvania, Gas Works Revenue.............   1/1/99       6.750          207,102
   500,000   Phoenix, Arizona, General Obligation......................   7/1/99       6.750          524,920
   500,000   Price Elliot Resh Park, Arizona...........................   7/1/01       7.000          550,925
   500,000   Rhode Island Depositors Economic Protection Corp..........   8/1/01       7.500          558,850
   300,000   Richland County, South Carolina...........................  10/1/00       6.500          321,738
 1,000,000   Richland County, South Carolina...........................   3/1/00       6.750        1,064,210
 1,000,000   Springfield, Illinois.....................................  12/1/99       6.300        1,035,540
 1,000,000   Sullivan County, Tennessee, Health, Education &
               Housing Facility........................................  2/15/00       7.200        1,070,520
   250,000   Swarthmore Boro Authority, Pennsylvania, College
               Revenue.................................................  9/15/98       7.375          255,670
   100,000   Texas State...............................................  10/1/98       6.500          100,726
   115,000   Texas State...............................................   4/1/00       7.125          123,427
   400,000   Texas State...............................................  10/1/00       6.500          422,016
 1,900,000   Texas State...............................................  10/1/02       6.100        2,044,476
 2,000,000   Tucson, Arizona, Street & Highway User Revenue............   7/1/00       6.875        2,130,480
 1,000,000   Tucson, Arizona, Street & Highway User Revenue............   7/1/00       6.750        1,063,050
 1,000,000   University of Arizona, Revenue Bonds......................   6/1/00       6.900        1,073,650
   755,000   University of Pittsburgh, Pennsylvania....................   6/1/02       6.125          822,973
 2,000,000   Washington State..........................................   2/1/02       6.375        2,166,320
   400,000   Washington Suburban Sanitation District, Maryland.........   6/1/01       6.900          438,784
   200,000   Wisconsin Health & Educational Facility Authority
               Revenue................................................. 11/15/98       7.625          206,938
   100,000   Wisconsin Health & Educational Facility Authority
               Revenue.................................................  8/15/99       7.400          105,994
   270,000   Wisconsin Public Power System, Power Revenue..............   7/1/00       7.400          293,034
   500,000   Wisconsin State...........................................   5/1/02       6.000          533,555
   555,000   Wisconsin State...........................................   5/1/02       6.300          598,101
                                                                                                  -----------
             TOTAL PRE-REFUNDED   .....................................                           $57,635,207
                                                                                                  -----------
             SALES TAX (2.6%)
$2,000,000   Municipal Assistance Corp., New York......................   7/1/02       5.000%     $ 2,064,340
                                                                                                  -----------
             TOTAL SALES TAX   ........................................                           $ 2,064,340
                                                                                                  -----------
             TRANSPORTATION ( 1.6%)
$1,300,000   Illinois State Toll Highway...............................   1/1/99       4.400%     $ 1,305,266
                                                                                                  -----------
             TOTAL TRANSPORTATION   ...................................                           $ 1,305,266
                                                                                                  -----------

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (continued)

Principal                                                               Maturity     Interest
  Amount                                                                  Date         Rate          Value
---------                                                               --------      -------    ------------
             UTILITIES (4.9%)
$  740,000   Long Island, New York, Power Authority....................  12/1/02       5.250%     $   771,228
 1,000,000   Washington State Public Power Supply......................   7/1/99       7.200        1,032,920
 1,000,000   Washington State Public Power Supply......................   7/1/01       7.625        1,095,330
 1,000,000   Washington State Public Power Supply......................   7/1/02       5.000        1,026,600
                                                                                                  -----------
             TOTAL UTILITIES ..........................................                           $ 3,926,078
                                                                                                  -----------
             WATER/SEWER (2.8%)
$1,000,000     Dearborn, Michigan, Sewer Disposal System...............   4/1/03       6.500%     $ 1,098,080
   180,000   Houston, Texas, Water & Sewer Systems.....................  12/1/99       5.250          183,496
   500,000   Houston, Texas, Water & Sewer Systems.....................  12/1/01       5.600          523,685
   275,000   Massachusetts State Water Resources Authority.............  12/1/01       6.300          294,382
   150,000   Ocean County, New Jersey, Utilities Authority.............   1/1/01       6.125          157,502
                                                                                                  -----------
             TOTAL WATER/SEWER ........................................                           $ 2,257,145
                                                                                                  -----------


TOTAL INVESTMENTS, (identified cost $78,809,573) (b) ............................       99.0%     $79,363,590
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..................................        1.0          795,953
                                                                                      ------      -----------
NET ASSETS  .....................................................................      100.0%     $80,159,543
                                                                                      ======      ===========

----------
(a) General obligation or revenue bonds that have been fully secured or collateralized by an escrow fund consisting of U.S. Government obligations that can adequately meet interest and principal payments. For pre-refunded obligations, the stated maturity date represents the date of redemption which, pursuant to the terms of the escrow agreement, has been accelerated from the orginally stated maturity date.

(b) The aggregate cost for federal income tax purposes is $78,809,573. The aggregate gross unrealized appreciation is $568,761, and the aggregate gross unrealized depreciation is $14,744 resulting in net unrealized appreciation of $554,017.

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1998

ASSETS:
      Investments in securities, at value (identified cost $78,809,573) (Note 1).............      $79,363,590
      Receivables for:
         Interest............................................................................        1,532,522
                                                                                                   -----------
             Total Assets ...................................................................      $80,896,112
                                                                                                   -----------

LIABILITIES:
      Due to Bank............................................................................          668,196
      Payables for:
        Fund shares repurchased..............................................................           12,000
        Investment advisory fee (Note 2).....................................................           16,687
        Administrative fee (Note 2)..........................................................           10,012
        Shareholder servicing/eligible institution fee (Note 2)..............................           16,687
        Accrued expenses and other liabilities...............................................           12,987
                                                                                                   -----------
             Total Liabilities ..............................................................          736,569
                                                                                                   -----------
NET ASSETS   ................................................................................      $80,159,543
                                                                                                   ===========

Net Assets Consist of:
      Paid-in capital........................................................................      $79,845,411
      Accumulated net realized loss on investments...........................................         (239,885)
Net unrealized appreciation on investments...................................................          554,017
                                                                                                   -----------
Net Assets   ................................................................................      $80,159,543
                                                                                                   ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
      ($80,159,543 / 7,710,620 shares) ......................................................           $10.40
                                                                                                        ======

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                             STATEMENT OF OPERATIONS
                        For the year ended June 30, 1998

INVESTMENT INCOME:
      Income:
        Interest.............................................................................       $3,266,747
                                                                                                    ----------

      Expenses:
        Investment advisory fee (Note 2).....................................................          190,988
        Shareholder servicing/eligible institution fees (Note 2).............................          190,988
        Administrative fee (Note 2)..........................................................          114,593
        Professional fees ...................................................................           26,198
        Custodian fee .......................................................................           66,282
        Trustee fees and expenses (Note 2)...................................................            6,598
        Amortization of organization expenses................................................              516
        Miscellaneous expenses...............................................................           18,394
                                                                                                    ----------
        Total Expenses.......................................................................          614,557
             Fees paid indirectly (Note 3)...................................................          (15,206)
                                                                                                    ----------

             Net Expenses ...................................................................          599,351
                                                                                                    ----------

             Net Investment Income ..........................................................        2,667,396
                                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (Notes 1 and 3):
      Net realized loss on investments.......................................................          (18,372)
Net change in unrealized appreciation on investments.........................................          401,133
                                                                                                    ----------
             Net Realized and Unrealized Gain ...............................................          382,761
                                                                                                    ----------
      Net Increase in Net Assets Resulting from Operations ..................................       $3,050,157
                                                                                                    ==========

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                           For the               For the
                                                                         year ended            year ended
                                                                        June 30, 1998         June 30, 1997
                                                                        -------------         -------------
INCREASE (DECREASE) IN NET ASSETS:
      Operations:
        Net investment income.....................................      $  2,667,396           $  1,916,749
        Net realized gain (loss) on investments...................           (18,372)                87,362
        Net change in unrealized appreciation on investments......          401,133                 181,392
                                                                        ------------           ------------
            Net increase in net assets resulting from operations .         3,050,157              2,185,503
                                                                        ------------           ------------
      Dividends declared from net investment income...............        (2,667,396)            (1,916,749)
                                                                        ------------           ------------

      Shares of beneficial interest transactions (Note 4):
        Net proceeds from sales of shares of beneficial interest..        70,988,470             41,560,915
        Net asset value of shares of beneficial interest issued to
          shareholders in reinvestment of dividends ..............         1,067,737                817,854
        Net cost of shares of beneficial interest repurchased.....       (47,993,037)           (31,709,988)
                                                                        ------------           ------------
          Net increase in net assets resulting from shares
            of beneficial interest transactions ..................        24,063,170             10,668,781
                                                                        ------------           ------------
              Total increase in net assets........................        24,445,931             10,937,535

NET ASSETS:
      Beginning of year...........................................        55,713,612             44,776,077
                                                                        ------------           ------------
      End of year ................................................      $ 80,159,543           $ 55,713,612
                                                                        ============           ============

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                              FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

                                                               For the years ended June 30,
                                               -----------------------------------------------------------
                                                1998         1997          1996       1995           1994
                                               ------       ------        ------     ------         ------
Net asset value, beginning of year.........    $10.33        $10.26        $10.28     $10.11        $10.29

Income from investment operations:
   Net investment income...................      0.36          0.37          0.37       0.37          0.34
Net realized and unrealized
     gain (loss) on investments............      0.07          0.07         (0.02)      0.17         (0.18)

Less dividends and distributions (Note 1):
   Dividends to shareholders from
     net investment income.................     (0.36)        (0.37)        (0.37)     (0.37)        (0.34)
   Dividends to shareholders from net
     realized gains on investments.........      --            --           --          --           (0.00)(1)
                                               ------        ------       ------      ------        ------
Net asset value, end of year...............    $10.40        $10.33        $10.26     $10.28        $10.11
                                               ======        ======       ======      ======        ======
Total return   ............................      4.25%         4.34%        3.60%       5.42%         1.59%

Ratios/Supplemental Data:
      Net assets, end of year
        (000's omitted)....................   $80,160       $55,714      $44,776     $51,828       $67,253
      Ratio of expenses to average
        net assets (Note 2):
        Expenses paid by the Fund..........      0.78%         0.70%(2)     0.70%(2)    0.70%(2)      0.70%(2)
        Expense offset arrangement.........      0.02%          n/a          n/a         n/a           n/a
                                               ------        ------       ------      ------        ------
        Total expenses.....................      0.80%         0.70%        0.70%       0.70%         0.70%
      Ratio of net investment income to
        average net assets.................      3.49%         3.55%        3.51%       3.67%         3.32%
      Portfolio turnover rate..............        20%           48%          48%         39%           27%

----------
(1) Distributions to shareholders from net realized gains were less than $0.01 per share.

(2) Had the expense payment agreement not been in place, the ratio of expenses to average net assets for the years ended June 30, 1997, 1996, 1995 and 1994, would have been 0.96%, 0.90%, 0.99%, and 1.01% , respectively. For the same years, the total return of the Fund would have been 4.16%, 3.40%, 5.13%, and 1.28% , respectively. The expense payment agreement terminated on July 1, 1997.

                       See Notes to Financial Statements.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS


      1. Organization and Significant Accounting Policies. The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (the "Fund") is a separate, diversified series of The 59 Wall Street Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company organized as a Massachusetts business trust on June 7, 1983. The Fund commenced operations on July 23, 1992. The Declaration of Trust permits the Trustees to create an unlimited number of series, each of which issues a separate class of shares. The Trustees have authorized the issuance of an unlimited number of shares of the Fund. At June 30, 1998, there were three series of the Trust.

      The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

            A. Valuation of Investments. Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

            Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

            B. Accounting for Investments. Investment transactions are accounted for on the trade date. Realized gains and losses, if any, from investment transactions are determined on the basis of identified cost. Interest income is accrued daily and consists of interest accrued, discount earned (including both original issue and market discount) and premium amortization on the investments of the Fund.

            C. Federal Income Taxes. Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no Federal income tax provision is required.

            D. Dividends and Distributions to Shareholders. Dividends to shareholders from net investment income are declared daily and paid monthly. Distributions from net capital gains, if any, are paid annually and are recorded on the ex-dividend date. Distributions paid by the Fund from net interest received on tax-exempt bonds are not includable by shareholders as gross income for Federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies which will enable the Fund to pay tax-exempt interest dividends.

      2. Transactions with Affiliates.

      Investment Advisory Fee. The Trust has an investment advisory agreement with Brown Brothers Harriman & Co. (the "Adviser") for which the Adviser receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the Fund's average daily net assets. For the year ended June 30, 1998, the Fund incurred $190,988 for advisory services.

        THE 59 WALL STREET TAX FREE SHORT/INTERMEDIATE FIXED INCOME FUND

      Administrative Fee. The Trust has an administrative agreement with Brown Brothers Harriman & Co. (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.15% of the Fund's average daily net assets. The Administrator has a subadministration services agreement with 59 Wall Street Administrators, Inc. for which 59 Wall Street Administrators, Inc. receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator. For the year ended June 30, 1998, the Fund incurred $114,593 for administrative services.

      Shareholder Servicing/Eligible Institution Agreement. The Trust has a shareholder servicing agreement and an eligible institution agreement with Brown Brothers Harriman & Co. for which Brown Brothers Harriman & Co. receives a fee from the Fund calculated daily and paid monthly at an annual rate equivalent to 0.25% of the average daily net assets of the Fund. For the year ended June 30, 1998, the Fund incurred $190,988 for shareholder servicing/eligible institution services.

      Trustees' Fees and Expenses. Each Trustee receives an annual fee as well as reimbursement for reasonable out-of-pocket expenses from the Fund. For the year ended June 30, 1998, the Fund incurred $6,598 for these fees.

      3. Investment Transactions. The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligation may be affected by economic developments in a specific state or municipality. The aggregate holdings by state ranged from 0.6% to 11.5% of investments. At June 30, 1998, the five largest holdings by state were Texas 11.5%; Illinois 10.1%; Arizona 8.6%; Washington 7.3%; and Pennsylvania 5.9%. For the year ended June 30, 1998, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $42,171,705 and $14,548,462, respectively. Custody fees for the Fund were reduced by $15,206 as an offset arrangement with the Fund's custodian.

      4. Shares of Beneficial Interest. Transactions in shares of beneficial interest were as follows:

                                                                         For the                For the
                                                                        year ended             year ended
                                                                       June 30, 1998          June 30, 1997
                                                                       -------------          ------------
Shares of beneficial interest sold...............................        6,840,210              4,239,232
Shares of beneficial interest issued in connection with
   reinvestment of dividends.....................................          101,307                 79,257
Shares of beneficial interest repurchased........................       (4,624,564)            (3,287,198)
                                                                         ---------              ---------
Net increase.....................................................        2,316,953              1,031,291
                                                                         =========              =========

      5. Federal Income Tax Status. At June 30, 1998, the Fund had a net capital loss carryover of approximately $220,000, which is available through June 30, 2004, to offset future capital gains to the extent provided by regulations. To the extent that this net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders since any such distributions may be taxable to shareholders as ordinary income.

                          INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund
(a series of The 59 Wall Street Trust):

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund (a series of The 59 Wall Street Trust) as of June 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund at June 30, 1998, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
August 7, 1998

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

      During the fiscal year ended June 30, 1998, strong domestic growth overpowered the slowing effects of the Asian turmoil, and estimated U.S. real Gross Domestic Production advanced 3.3% year-over-year. With income and wealth levels rising, employment growth and consumer confidence high, inflation was exceptionally well-behaved at a low 1.7%. The strong economy improved state and local finances, with municipal credit upgrades outnumbering credit downgrades by about 17:1. With market access improved, and as interest rates declined, the volume of new financings soared, up 39% year-over-year. For the period, yields fell 0.25% for 1 through 5 year maturities. As bond price increases added to coupon interest income, the Fund produced a total return of 4.25% for its fiscal year.

      On November 18, 1997, the Fund's investment adviser anticipated that the significant currency and equity market declines in Asia and Latin America would weaken economic activity in those regions and lower U.S. Growth prospects by reducing U.S. exports; a stronger U.S. dollar would reduce import prices, helping to contain U.S. inflation; and interest rates were likely to decline. To lock in the prevailing level of interest rates and to benefit from their expected decline, the Fund's investment adviser extended the weighted average maturity of the Fund from a range of 2.0 to 2.3 years to a range of 2.3 - 2.7 years.

      Portfolio holdings are concentrated in municipal bonds, which are 100% collateralized by US Treasuries held in escrow accounts (the highest possible credit quality available in the municipal market). Holdings are geographically diversified. In order to lock in a higher tax-free yield and avoid the tax liability of market discount bonds, the portfolio is skewed toward premium coupon bonds with call protection. The Fund has no derivative securities or leverage exposure in its portfolio. We managed our sales transactions so as to incur no net capital gains tax liability.

The 59 Wall Street Trust

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts 02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York 10005
(800) 625-5759

This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of The 59 Wall Street Tax Free Short/Intermediate Fixed Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.